EXHIBIT 4.3

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                  AMENDED AND RESTATED DECLARATION OF TRUST

                                       of

                             Countrywide Capital III

                            Dated as of June 4, 1997

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                             CROSS REFERENCE TABLE*

Section of Trust
Indenture Act of                                                    Section of
1939, AS AMENDED                                                     AGREEMENT
----------------                                                     ---------

310(a).....................................................................6.3
310(b)..........................................................6.3(c); 6.3(d)
310(c)............................................................Inapplicable
311(a)..................................................................2.2(b)
311(b)..................................................................2.2(b)
311(c)............................................................Inapplicable
312(a)..................................................................2.2(a)
312(b)..................................................................2.2(b)
312(c)............................................................Inapplicable
313(a).....................................................................2.3
313(b).....................................................................2.3
313(c).....................................................................2.3
313(d).....................................................................2.3
314(a).....................................................................2.4
314(b)............................................................Inapplicable
314(c).....................................................................2.5
314(d)............................................................Inapplicable
314(e).....................................................................2.5
314(f)............................................................Inapplicable
315(a).........................................................3.9(b); 3.10(a)
315(b)..................................................................2.7(a)
315(c)..................................................................3.9(a)
315(d)..................................................................3.9(b)
316(a).....................................................2.6; 7.6(b); 7.7(c)
316(b)............................................................Inapplicable
316(c)............................................................Inapplicable
317(a)....................................................................3.16
317(b)............................................................Inapplicable
318(a)..................................................................2.1(c)





                                TABLE OF CONTENTS*

                                                                            PAGE
                                                                            ----
                                    ARTICLE 1

                        INTERPRETATION AND DEFINITIONS.......................1

   SECTION 1.1    Interpretation and Definitions.............................2
                  "Affiliate"................................................2
                  "Authorized Officer".......................................2
                  "Beneficial Owners"........................................2
                  "Business Day".............................................3
                  "Business Trust Act".......................................3
                  "Capital Security".........................................3
                  "Capital Security Certificate".............................3
                  "Cedel"....................................................3
                  "Certificate"..............................................3
                  "Certificate of Trust".....................................3
                  "Closing Date".............................................3
                  "Code".....................................................3
                  "Commission"...............................................4
                  "Common Securities Holder".................................4
                  "Common Security"..........................................4
                  "Common Security Certificate"..............................4
                  "Corporate Trust Office"...................................4
                  "Covered Person"...........................................4
                  "Debenture Issuer".........................................4
                  "Debenture Issuer Indemnified Person"......................5
                  "Debenture Trustee"........................................5
                  "Debentures"...............................................5
                  "Debt Guarantee"...........................................5
                  "Defaulted Distributions"..................................5
                  "Delaware Trustee".........................................5
                  "Depositary"...............................................5


---------------
* This Table of Contents does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.





                  "Depositary Participant"...................................5
                  "Direct Action"............................................5
                  "Distribution".............................................6
                  "Distribution Date"........................................6
                  "Distribution Rate"........................................6
                  "DWAC".....................................................6
                  "ERISA"....................................................6
                  "ERISA Plan"...............................................6
                  "Euroclear"................................................6
                  "Exchange Act".............................................6
                  "Fiduciary Indemnified Person".............................6
                  "Fiscal Year"..............................................7
                  "Fitch"....................................................7
                  "Global Security"..........................................7
                  "Guarantor"................................................7
                  "Holder"...................................................7
                  "Indemnified Person".......................................7
                  "Indenture"................................................7
                  "Indenture Event of Default"...............................7
                  "Initial Purchasers".......................................8
                  "Investment Company".......................................8
                  "Investment Company Act"...................................8
                  "Investment Company Event".................................8
                  "Legal Action".............................................8
                  "Liquidation"..............................................8
                  "Liquidation Distribution".................................8
                  "List of Holders"..........................................8
                  "Majority in Liquidation Amount"...........................8
                  "Moody's"..................................................9
                  "New Capital Securities"...................................9
                  "New Capital Security Certificate".........................9
                  "New York Stock Exchange"..................................9
                  "Officers' Certificate"....................................9
                  "Paying Agent"............................................10
                  "Person"..................................................10
                  "PORTAL Market"...........................................10
                  "Private Placement Legend"................................10
                  "Property Account"........................................10
                  "Property Trustee"........................................10
                  "Pro Rata"................................................10
                  "Qualified Institutional Buyer"...........................10
                  "Quorum"..................................................10
                  "Redemption/Distribution Notice"..........................11
                  "Redemption Price"........................................11
                  "Registration Rights Agreement"...........................11
                  "Regular Trustee".........................................11
                  "Regulation S"............................................11
                  "Regulation S Global Security"............................11
                  "Related Party"...........................................11
                  "Responsible Officer".....................................11
                  "Restricted Global Security"..............................12
                  "Restricted Period".......................................12
                  "Restricted Security".....................................12
                  "Rule 144A"...............................................12
                  "Rule 3a-5"...............................................12
                  "Rule 3a-7"...............................................12
                  "S&P".....................................................12
                  "Securities"..............................................12
                  "Securities Act"..........................................13
                  "Security Register".......................................13
                  "Security Registrar"......................................13
                  "Special Event"...........................................13
                  "Special Record Date".....................................13
                  "Sponsor".................................................13
                  "Successor Delaware Trustee"..............................13
                  "Successor Entity"........................................13
                  "Successor Property Trustee"..............................13
                  "Successor Security"......................................13
                  "Super Majority"..........................................13
                  "Tax Event"...............................................14
                  "10% in Liquidation Amount"...............................14
                  "Transfer Restricted Securities"..........................14
                  "Transfer Restricted Securities Certificate"..............14
                  "Treasury Regulations"....................................14
                  "Trust"...................................................14
                  "Trust Enforcement Event".................................15
                  "Trust Guarantee".........................................15
                  "Trust Indenture Act".....................................15
                  "Trustee" or "Trustees"...................................15

                                    ARTICLE 2

                              TRUST INDENTURE ACT...........................15

   SECTION 2.1.   Trust Indenture Act; Application..........................15
   SECTION 2.2.   Lists of Holders of Securities............................16
   SECTION 2.3.   Reports by the Property Trustee...........................16
   SECTION 2.4.   Periodic Reports to the Property Trustee..................16
   SECTION 2.5.   Evidence of Compliance with Conditions Precedent..........17
   SECTION 2.6.   Trust Enforcement Events; Waiver..........................17
   SECTION 2.7.   Trust Enforcement Event; Notice...........................19

                                    ARTICLE 3

                                 ORGANIZATION...............................20

   SECTION 3.1.   Name and Organization.....................................20
   SECTION 3.2.   Office....................................................20
   SECTION 3.3.   Purpose...................................................20
   SECTION 3.4.   Authority.................................................20
   SECTION 3.5.   Title to Property of the Trust............................21
   SECTION 3.6.   Powers and Duties of the Regular Trustees.................21
   SECTION 3.7.   Prohibition of Actions by the Trust and the Trustees......24
   SECTION 3.8.   Powers and Duties of the Property Trustee.................26
   SECTION 3.9.   Certain Duties and Responsibilities of the Property Trustee.
   28

   SECTION 3.10.  Certain Rights of Property Trustee........................30
   SECTION 3.11.  Delaware Trustee..........................................34
   SECTION 3.12.  Execution of Documents....................................34
   SECTION 3.13.  Not Responsible for Recitals or Issuance of Securities....34
   SECTION 3.14.  Duration of Trust.........................................34
   SECTION 3.15.  Mergers...................................................34
   SECTION 3.16.  Property Trustee May File Proofs of Claim.................37

                                    ARTICLE 4

                                    SPONSOR.................................38

   SECTION 4.1.   Responsibilities of the Sponsor...........................38
   SECTION 4.2.   Indemnification and Expenses of the Trustees..............39

                                    ARTICLE 5

                           COMMON SECURITIES HOLDER.........................39

   SECTION 5.1.   Sponsor's Purchase of Common Securities...................39
   SECTION 5.2.   Covenants of the Common Securities Holder.................39

                                    ARTICLE 6

                                   TRUSTEES.................................40

   SECTION 6.1.   Number of Trustees........................................40
   SECTION 6.2.   Delaware Trustee; Eligibility.............................40
   SECTION 6.3.   Property Trustee; Eligibility.............................40
   SECTION 6.4.   Qualifications of Regular Trustees and Delaware Trustee
                     Generally..............................................42
   SECTION 6.5.   Initial Regular Trustees..................................42
   SECTION 6.6.   Appointment, Removal and Resignation of Trustees..........42
   SECTION 6.7.   Vacancies among Trustees..................................44
   SECTION 6.8.   Effect of Vacancies.......................................44
   SECTION 6.9.   Meetings..................................................44
   SECTION 6.10.  Merger, Conversion, Consolidation or Succession to Business.
   45

   SECTION 6.11.  Delegation of Power.......................................45

                                    ARTICLE 7

                                THE SECURITIES..............................45

   SECTION 7.1.   General Provisions Regarding Securities...................45
   SECTION 7.2.   Distributions.............................................48
   SECTION 7.3.   Redemption of Securities..................................50
   SECTION 7.4.   Redemption Procedures.....................................51
   SECTION 7.5.   Voting Rights of Capital Securities.......................53
   SECTION 7.6.   Voting Rights of Common Securities........................55
   SECTION 7.7.   Paying Agent..............................................57
   SECTION 7.8.   Transfer of Securities....................................57
   SECTION 7.9.   Mutilated, Destroyed, Lost or Stolen Certificates.........58
   SECTION 7.10.  Deemed Security Holders...................................58
   SECTION 7.11.  Global Securities.........................................59
   SECTION 7.12.  Restrictive Legend........................................61
   SECTION 7.13.  Special Transfer Provisions...............................63

                                    ARTICLE 8

                     DISSOLUTION AND TERMINATION OF TRUST...................67

   SECTION 8.1.   Dissolution and Termination of Trust......................67
   SECTION 8.2.   Liquidation Distribution Upon Dissolution of the Trust....68

                                    ARTICLE 9

                           LIMITATION OF LIABILITY OF

HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS..........................69

   SECTION 9.1.   Liability.................................................69
   SECTION 9.2.   Exculpation...............................................70
   SECTION 9.3.   Fiduciary Duty............................................70
   SECTION 9.4.   Indemnification...........................................71
   SECTION 9.5.   Outside Businesses........................................75

                                   ARTICLE 10

                                  ACCOUNTING................................76

   SECTION 10.1.  Fiscal Year...............................................76
   SECTION 10.2.  Certain Accounting Matters................................76
   SECTION 10.3.  Banking...................................................77
   SECTION 10.4.  Withholding...............................................77

                                   ARTICLE 11

                            AMENDMENTS AND MEETINGS.........................78

   SECTION 11.1.  Amendments................................................78
   SECTION 11.2.  Meetings of the Holders of Securities; Action by Written
                     Consent................................................80

                                   ARTICLE 12

                       REPRESENTATIONS OF PROPERTY TRUSTEE

                             AND DELAWARE TRUSTEE...........................82

   SECTION 12.1.  Representations and Warranties of the Property Trustee....82
   SECTION 12.2.  Representations and Warranties of the Delaware Trustee....83

                                   ARTICLE 13

                                 MISCELLANEOUS..............................84

   SECTION 13.1.  Notices...................................................84
   SECTION 13.2.  Governing Law.............................................84
   SECTION 13.3.  Intention of the Parties..................................85
   SECTION 13.4.  Headings..................................................85
   SECTION 13.5.  Successors and Assigns....................................85
   SECTION 13.6.  Partial Enforceability....................................85
   SECTION 13.7.  Counterparts..............................................86




                  AMENDED AND RESTATED DECLARATION OF TRUST

            THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration"), dated as of June 4, 1997, by and among Countrywide Credit Industries, Inc., a Delaware corporation, as sponsor (the "Sponsor"), and Eric P. Sieracki, Sandor
E. Samuels and Thomas Keith McLaughlin, as the initial Regular Trustees, The Bank of New York, a New York banking corporation, as the initial Property Trustee and The Bank of New York (Delaware), a Delaware corporation, as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the holders, from time to time, of undivided beneficial ownership interests in the Trust to be issued pursuant to this Declaration.

            WHEREAS, Countrywide Capital III (the "Trust"), a business trust under the Business Trust Act (as defined herein), has been created pursuant to a Declaration of Trust, dated as of May 28, 1997, (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on May 28, 1997; and

            WHEREAS, the exclusive purposes of the Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Trust, to invest the proceeds from such sales in the Debentures (as defined herein) issued by the Debenture Issuer (as defined herein) and the Debt Guarantee (as defined herein) of the Sponsor endorsed thereon and to engage in only those activities necessary or incidental thereto; and

            WHEREAS, as of the date hereof, no interests in the Trust have been issued;

            WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration.

            NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Trust be held in trust for the benefit of the Holders, from time to time, of the Securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.




                                  ARTICLE 1.

                         INTERPRETATION AND DEFINITIONS

            SECTION 1.1.     INTERPRETATION AND DEFINITIONS.

            Unless the context otherwise requires:

            (a) capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles, Sections, Recitals and Exhibits are to Articles and Sections of, or Recitals and Exhibits to, this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

            (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

            (g) the following terms have the following meanings:

            "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

            "Authorized Officer" of a Person means any Person that is expressly authorized to bind such Person.

            "Beneficial Owners" means, for Capital Securities represented by a Global Security, the Person who acquires an interest in the Capital Securities which is reflected on the records of the Depositary through the Depositary Participants.

            "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York or Los Angeles, California are authorized or required by law or executive order to remain closed or a day on which the Corporate Trust Office of the Debenture Trustee, or the principal corporate trust office of the Property Trustee, is closed for business.

            "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

            "Capital Security" has the meaning specified in Section 7.1(a).

            "Capital Security Certificate" means a definitive certificate in fully registered form representing a Capital Security, substantially in the form of Exhibit A, in the case of Transfer Restricted Securities or Exhibit B, in the case of New Capital Securities.

            "Cedel" means Cedel, S.A.

            "Certificate" means a Common Security Certificate or a Capital Security Certificate.

            "Certificate of Trust" has the meaning specified in the Recitals hereto.

            "Closing Date" means the date on which the Capital Securities are issued and sold.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

            "Commission" means the Securities and Exchange Commission or any successor federal agency performing comparable functions.

            "Common Securities Holder" means Countrywide Credit Industries, Inc., or any successor thereto, in its capacity as purchaser and holder of all of the Common Securities issued by the Trust.

            "Common Security" has the meaning specified in Section 7.1(a).

            "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit C hereto.

            "Corporate Trust Office" means the office of the Debenture Trustee at which the corporate trust business of the Debenture Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration; telecopy no. (212) 815-5915.

            "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

            "Debenture Issuer" means Countrywide Home Loans, Inc., or any successor thereto, in its capacity as issuer of the Debentures under the Indenture.

            "Debenture Issuer Indemnified Person" means (a) any Regular Trustee;
(b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

            "Debenture Trustee" means The Bank of New York, in its capacity as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

            "Debentures" means (i) the 8.05% Junior Subordinated Debentures due June 15, 2027, Series A, and (ii) the 8.05% Junior Subordinated Debentures due June 15, 2027, Series B, to be issued in exchange therefor, in each case to be issued by the Debenture Issuer and to be held by the Property Trustee.

            "Debt Guarantee" means the guarantee by the Guarantor of principal of, and premium, if any, and interest on the Debentures pursuant to the Indenture.

            "Defaulted Distributions" has the meaning specified in
Section 7.2(c).

            "Delaware Trustee" has the meaning set forth in Section 6.2.

            "Depositary" means, with respect to Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities.

            "Depositary Participant" means a member of, or participant in, the Depositary.

            "Direct Action" has the meaning specified in Section 3.8(e).

            "Distribution" means a distribution payable to Holders of Securities in accordance with Section 7.2.

            "Distribution Date" has the meaning specified in Section 7.2(c).

            "Distribution Rate" has the meaning specified in Section 7.2(a).

            "DWAC" means Deposit and Withdrawal At Custodian Service.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Plan" means an employee benefit plan subject to ERISA or an individual retirement account or plan subject to Section 4975 of the Code.

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "Extension Period" has the meaning specified in the Indenture.

            "Fiduciary Indemnified Person" has the meaning specified in
Section 9.4(b).

            "Fiscal Year" has the meaning specified in Section 10.1.

            "Fitch" means Fitch Investors Service, Inc. or any successor thereto.

            "Global Security" means a fully registered, global Capital Security Certificate.

            "Guarantor" means Countrywide Credit Industries, Inc., a Delaware corporation, in its capacity as guarantor of the Debentures under the Indenture and/or the Securities under the Trust Guarantee.

            "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Capital Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Capital Securities remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Trust assigning voting rights to Depositary Participants to whose accounts the Capital Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of Beneficial Owners.

            "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

            "Indenture" means the Indenture, dated as of June 4, 1997, among the Debenture Issuer, the Guarantor and the Debenture Trustee, and any indenture supplemental thereto pursuant to which the Debentures and the Debt Guarantee are to be issued.

            "Indenture Event of Default" means an "Event of Default" as defined in the Indenture.

            "Initial Purchasers" means Lehman Brothers Inc., Countrywide Securities Corporation, Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner &

Smith Incorporated and Salomon Brothers Inc.

            "Investment Company" means an "investment company" as defined in the Investment Company Act and the regulations promulgated thereunder.

            "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

            "Investment Company Event" means the Regular Trustees shall have received an opinion of counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

            "Legal Action" has the meaning specified in Section 3.6(g).

            "Liquidation" has the meaning specified in Section 8.2(a).

            "Liquidation Distribution" has the meaning specified in Section 8.2(a).

            "List of Holders" has the meaning specified in Section 2.2(a).

            "Majority in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

            "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

            "New Capital Securities" has the meaning specified in Section
7.1(a).

            "New Capital Security Certificate" means a Capital Security Certificate in the form of Exhibit B.

            "New York Stock Exchange" means The New York Stock Exchange, Inc. or any successor thereto.

            "Officers' Certificate" means, with respect to any Person, a certificate signed by two Authorized Officers of such Person on behalf of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

             (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer and on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate," when used with reference to Regular Trustees who are natural persons, shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

            "Paying Agent" has the meaning specified in Section 3.8(h).

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof or any other entity of whatever nature.

            "PORTAL Market" means the Private Offerings, Resales and Trading through Automated Linkages (PORTAL) Market of the NASDAQ Stock Market, Inc.

            "Private Placement Legend" has the meaning specified in Section
2.20 of the Indenture.

            "Property Account" has the meaning specified in Section 3.8(c).

            "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

            "Pro Rata" means pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding.

            "Qualified Institutional Buyer" or "QIB" has the meaning specified in Rule 144A under the Securities Act.

            "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, both of them.

            "Redemption/Distribution Notice" has the meaning set forth in
Section 7.4(a).

            "Redemption Price" means the amount for which the Securities will be redeemed, which amount will equal the redemption price paid by the Debenture Issuer to repay or redeem the Debentures held by the Trust plus an amount equal to accrued and unpaid Distributions on such Securities through the date of their redemption.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Sponsor, the Debenture Issuer, the Trust and the Initial Purchasers for the benefit of themselves and the Holders, as the same may be amended from time to time in accordance with the terms thereof.

            "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

            "Regulation S" means Regulation S under the Securities Act and any successor regulation thereto.

            "Regulation S Global Security" means any Global Security or Securities evidencing Securities that are to be traded pursuant to Regulation S.

            "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

            "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

            "Restricted Global Security" means any Global Security or Securities evidencing Capital Securities that are to be traded pursuant to Rule 144A.

            "Restricted Period" has the meaning specified in Section 7.13(g).

            "Restricted Security" has the meaning assigned to such term in Rule 144(a)(3), as amended from time to time or any successor rule, under the Securities Act.

            "Rule 144A" means Rule 144A, as amended from time to time or any successor rule, under the Securities Act.

            "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

            "Rule 3a-7" means Rule 3a-7 under the Investment Company Act or any successor rule thereunder.

            "S&P" means Standard & Poor's Ratings Group or any successor thereto.

            "Securities" means the Common Securities and the Capital
Securities.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "Security Register" has the meaning specified in Section 7.8(a).

            "Security Registrar" has the meaning specified in Section 7.8(a).

            "Special Event" means a Tax Event or an Investment Company Event.

            "Special Record Date" has the meaning specified in Section 7.2(d).

            "Sponsor" means Countrywide Credit Industries, Inc., or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

            "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).

            "Successor Entity" has the meaning specified in Section
3.15(b)(i).

            "Successor Property Trustee" has the meaning specified in
Section  6.6(b).

            "Successor Security" has the meaning specified in Section
3.15(b)(i)b.

            "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

            "Tax Event" means the receipt by the Regular Trustees of an opinion of counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of (a) any amendment to, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such proposed change, pronouncement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Trust is, or will be within 90 days after the date thereof, subject to the United States federal income tax with respect to interest accrued or received on the Debentures, (ii) the Trust is, or will be within 90 days of the date thereof, subject to more than a de minimis amount of other taxes, duties or other governmental charges or (iii) interest payable on the Debentures is not, or within 90 days of the date thereof will not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

            "10% in Liquidation Amount" means, except as provided in the terms of the Capital Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Capital Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

            "Transfer Restricted Securities" has the meaning specified in
Section 7.1(a).

            "Transfer Restricted Securities Certificate" means a Capital Security Certificate in the form of Exhibit A.

            "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Trust" has the meaning set forth in the Recitals hereto.

            "Trust Enforcement Event" in respect of the Securities means an Indenture Event of Default has occurred and is continuing in respect of the Securities.

            "Trust Guarantee" means the Guarantee Agreement, dated as of June 4, 1997, of the Guarantor in respect of the Securities.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

            "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                   ARTICLE 2.

                               TRUST INDENTURE ACT

            SECTION 2.1.  TRUST INDENTURE ACT; APPLICATION.

            (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Declaration conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Declaration shall not affect the Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

            SECTION 2.2.  LISTS OF HOLDERS OF SECURITIES.

            (a) Unless the Property Trustee acts as Security Registrar, each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee (i), except while the Capital Securities are represented by one or more Global Securities, at least one Business Day prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders") as of the record date relating to the payment of such Distributions, and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

            SECTION 2.3.  REPORTS BY THE PROPERTY TRUSTEE.

            Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Capital Securities), the Property Trustee shall provide to the Holders of the Capital Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            SECTION 2.4.  PERIODIC REPORTS TO THE PROPERTY TRUSTEE.

            Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

            SECTION 2.5.  EVIDENCE OF COMPLIANCE WITH CONDITIONS PRECEDENT.

            Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

            SECTION 2.6.  TRUST ENFORCEMENT EVENTS; WAIVER.

            (a) The Holders of a Majority in Liquidation Amount of the Capital Securities may, by vote or written consent, on behalf of the Holders of all of the Capital Securities, waive any past Trust Enforcement Event in respect of the Capital Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, the Trust Enforcement Event under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the related Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Capital Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

            The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Capital Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Capital Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Capital Securities or impair any right consequent thereon. Any waiver by the Holders of the Capital Securities of a Trust Enforcement Event with respect to the Capital Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

            (a) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event with respect to the Common Securities and the consequences thereof until all Trust Enforcement Events with respect to the Capital Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Capital Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Capital Securities and only the Holders of the Capital Securities will have the right to direct the Property Trustee with respect to certain matters under this Declaration. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

            (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Capital Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Capital Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

            SECTION 2.7.  TRUST ENFORCEMENT EVENT; NOTICE.

            (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

            (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 7.1(1) and 7.1(2) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge.

                                   ARTICLE 3.

                                  ORGANIZATION

            SECTION 3.1.  NAME AND ORGANIZATION.

            The Trust hereby continued is named "Countrywide Capital III" as such name may be modified from time to time by the Regular Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

            SECTION 3.2.  OFFICE.

            The address of the principal office of the Trust is c/o Countrywide Credit Industries, Inc., 4500 Park Granada, Calabasas, California 91302. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

            SECTION 3.3.  PURPOSE.

            The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures and the Debt Guarantee and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified as a grantor trust for United States federal income tax purposes.

            It is the intention of the Common Securities Holder that the Trust be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Capital Securities and the Common Securities will be treated as the owners of undivided interests in the Debentures for United States federal income tax purposes, and such owners will include directly in their gross income the income, deductions and credits of the Trust as if the Trust did not exist. By the acceptance of this Trust, each of the Trustees, the Sponsor, the Holders of the Capital Securities and Common Securities and the Capital Securities Beneficial Owners agrees that he, she or it will not take any position for United States federal income tax purposes contrary to the classification of the Trust as a grantor trust.

            SECTION 3.4.  AUTHORITY.

            Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

            SECTION 3.5.  TITLE TO PROPERTY OF THE TRUST.

            Except as provided in Section 3.8 with respect to the Debentures, the Debt Guarantee and the Property Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

            SECTION 3.6.  POWERS AND DUTIES OF THE REGULAR TRUSTEES.

            The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

            (a) to issue and sell the Capital Securities and the Common Securities in accordance with this Declaration; provided, however, that the Trust may issue no more than two series of Capital Securities (which will consist exclusively of the Transfer Restricted Securities and the New Capital Securities) and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Trust other than the Securities, and the issuance of Securities shall be limited to a one-time, simultaneous issuance of both Transfer Restricted Securities and Common Securities on the Closing Date and issuances of New Capital Securities in exchange for Transfer Restricted Securities as contemplated by the Registration Rights Agreement;

            (b) in connection with the issue and sale of the Capital Securities, at the direction of the Sponsor, to:

                  (i) prepare and issue an offering memorandum and/or execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor and the Debenture Issuer, including any amendments thereto, pertaining, in each case, to the Capital Securities, the Trust Guarantee, the Debentures and the Debt Guarantee;

                  (ii) if deemed necessary or desirable by the Sponsor, execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national securities exchange or the NASDAQ Stock Market's National Market or the PORTAL Market for listing of any Capital Securities, the Trust Guarantee, the Debentures and the Debt Guarantee;

                  (iii) if deemed necessary or desirable by the Sponsor, execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor and the Debenture Issuer, relating to the registration of the Capital Securities, under Section 12(b) of the Exchange Act;

                  (iv) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Capital Securities in any State or other jurisdiction in which the Sponsor has determined to qualify or register such Capital Securities for sale;

                  (v) execute and enter into a purchase agreement and other related agreements providing for the sale of the Capital Securities to the Initial Purchasers; and

                  (vi)  execute and enter into the Registration Rights
                        Agreement.

            (c) to acquire the Debentures with the proceeds of the sale of the Capital Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Capital Securities and the Holders of the Common Securities;

            (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions (and other distributions upon dissolution, winding-up or termination), voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Capital Securities and Holders of Common Securities as to such actions and applicable record dates;

            (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

            (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

            (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Regular Trustees have authority to conduct directly, and to pay reasonable compensation for such services;

            (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

            (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

            (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

            (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

            (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures as authorized by the Indenture;

            (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Securities or to enable the Trust to effect the purposes for which the Trust was created;

            (o) to take any action, not inconsistent with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section
3.3 or the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified as a grantor trust for United States federal income tax purposes; and

                  (iii) cooperating with the Debenture Issuer to ensure that the
                        Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

            (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

            (q) to call a meeting of the Holders of the Securities if so directed by Holders in accordance with Section 11.2; and

            (r) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

            The Regular Trustees shall exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

            Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

            Any expenses incurred by the Regular Trustees pursuant to this
Section 3.6 shall be reimbursed by the Debenture Issuer.

            SECTION 3.7.  PROHIBITION OF ACTIONS BY THE TRUST AND THE
 Trustees.

            (a) The Trust shall not, and the Trustees (including the Property Trustee) shall cause the Trust not to engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Trustees (including the Property Trustee) shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv)  make any loans or incur any indebtedness;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets;

                  (vi) possess any power or otherwise act in such a way as to vary the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                  (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (viii)other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures,
                        (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Trust will not be classified as a grantor trust for United States federal income tax purposes;

                  (ix) take any action inconsistent with the status of the Trust as a grantor trust for United States federal income tax purposes; or

                  (x) revoke any action previously authorized or approved by vote of the Holders of the Capital Securities.

            SECTION 3.8.  POWERS AND DUTIES OF THE PROPERTY TRUSTEE.

            (a) The legal title to the Debentures and the Debt Guarantee shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures and the Debt Guarantee shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures or the Debt Guarantee have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Debentures or the Debt Guarantee to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c)   The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures or the Debt Guarantee held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Securities from the Property Account in accordance with Section 7.2 and upon liquidation, redemption or otherwise. Funds in the Property Account shall be held uninvested and without liability for interest thereon until disbursed in accordance with this Declaration. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Capital Securities by a "nationally recognized statistical rating organization", within the meaning of Rule 436(g)(2) under the Securities Act;

                  (ii) exchange one series of Debentures for the other series of Debentures in connection with the exchange of Transfer Restricted Securities for New Capital Securities as contemplated by Section 3.6(a);

                  (iii) engage in such ministerial activities as shall be
                        necessary or appropriate to effect the redemption of the Capital Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iv) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Debentures and the Debt Guarantee to Holders of Securities upon the occurrence of a Special Event or upon liquidation of the Trust.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

            (e) The Property Trustee shall take any Legal Action which arises out of or in connection with either a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act; provided however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Debentures on the date such interest, principal or other payment is otherwise payable (or in the case of redemption, on the redemption date, and the Guarantor does not make such payments, to the extent required, under the Debt Guarantee), then, on or after the respective due date specified in the Debentures, a Holder of Capital Securities may directly institute a proceeding against the Debenture Issuer or the Guarantor, respectively, for enforcement of payment to such Holder of the principal of or interest on Debentures having a principal amount equal to the aggregate liquidation amount of the Capital Securities of such Holder (a "Direct Action").

            (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 6.6.

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures and the Debt Guarantee under the Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights as holder of the Debentures and the Debt Guarantee subject to the rights of the Holders pursuant to the terms of such Securities.

            (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

            (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

            The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

            SECTION 3.9. CERTAIN DUTIES AND RESPONSIBILITIES OF THE PROPERTY TRUSTEE.

            (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                        a. the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                        b. in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe-keeping and physical preservation of the Debentures, the Debt Guarantee and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the Debt Guarantee or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any
                        interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (ix) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

            SECTION 3.10.  CERTAIN RIGHTS OF PROPERTY TRUSTEE.

            (a)   Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the
                        Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) the Property Trustee may consult with counsel of its choice or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion; such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any
                        investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii)the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
                        (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                  (xi) If no Trust Enforcement Event has occurred and is continuing and the Property Trustee is required to decide between alternative courses of action, construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders of Capital Securities are entitled under the Declaration to vote, then the Property Trustee may, but shall be under no duty to, take such action as is directed by the Company and, if not so directed, shall take such action as it deems advisable and in the best interests of the Holders of the Securities and will have no liability except for its own bad faith, negligence or willful misconduct;

                  (xii) except as otherwise expressly provided by this
                        Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration; and

                  (xiii)the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration.

             (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

            SECTION 3.11.  DELAWARE TRUSTEE.

            Notwithstanding any other provision of this Declaration other than
Section 6.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration. Except as set forth in Section 6.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

            SECTION 3.12.  EXECUTION OF DOCUMENTS.

            (a) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6, provided, that the registration statements referred to in Section 3.6(b)(i), including any amendments thereto, shall be signed by or on behalf of a majority of the Regular Trustees; and

            (b) a Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

            SECTION 3.13 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES.

            The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration, the Securities, the Debentures, the Debt Guarantee or the Indenture.

            SECTION 3.14 DURATION OF TRUST.

            The Trust shall exist until terminated pursuant to the provisions of
Article 8 hereof.

            SECTION 3.15  MERGERS.

            (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except as described in Section 3.15(b) and (c).

            (b) The Trust may, at the request of the Sponsor and with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, that:

                  (i) such successor entity (the "Successor Entity"), if not the Trust, either:

                         a. expressly assumes all of the obligations of the Trust with respect to the Capital Securities; or

                         b. substitutes for the Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to Distributions and payments upon Liquidation, redemption and otherwise;

                  (ii) the Sponsor expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures and the Debt Guarantee;

                  (iii) the Capital Securities or any Successor Securities continue to be listed or quoted, or any Successor Securities will be listed or quoted upon notification of issuance, on any national securities exchange or with any other organization on or through which the Capital Securities are then listed or quoted immediately prior to the effective date of such merger, consolidation,amalgamation, replacement, conveyance, transfer or lease;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' percentage interest in the Successor Entity);

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion of independent counsel to the Trust experienced in such matters to the effect that:

                         a.    such merger, consolidation, amalgamation,
                              replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' percentage interest in the Successor Entity);

                         b.    following such merger, consolidation,
                              amalgamation, replacement, conveyance, transfer or lease neither the Trust nor the Successor Entity will be required to register as an Investment Company; and

                         c. following such merger, consolidation, amalgamation or replacement or lease, the Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities of such Successor Entity and the Guarantor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Guarantee; and

                  (ix) such Successor Entity expressly assumes all of the obligations of the Trust with respect to the Trustees.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Capital Securities not to be treated as owning an undivided beneficial interest in the Debentures and the Debt Guarantee.

            SECTION 3.16.  PROPERTY TRUSTEE MAY FILE PROOFS OF CLAIM.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

            Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                   ARTICLE 4.

                                     SPONSOR

            SECTION 4.1.  RESPONSIBILITIES OF THE SPONSOR.

            In connection with the issue and sale of the Capital Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

            (a) to prepare an offering memorandum and/or to prepare for filing by the Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, pertaining, in each case, to the Capital Securities, the Trust Guarantee, the Debentures and the Debt Guarantee;

            (b) to determine the States or other jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States or other jurisdictions;

            (c) to prepare any filing by the Trust of an application to the New York Stock Exchange or any other national securities exchange or the NASDAQ Stock Market's National Market or the PORTAL Market for listing, if such filing is determined to be necessary or desirable by the Sponsor;

            (d) to prepare any filing by the Trust with the Commission of a registration statement on Form 8-A, including any amendments thereto, relating to the registration of the Capital Securities under Section 12 of the Exchange Act if such filing is determined to be necessary or desirable by the Sponsor;

            (e) to negotiate the terms of a purchase agreement and other related agreements providing for the sale of the Capital Securities to the Initial Purchasers; and

            (f) to negotiate the terms of the Registration Rights Agreement.

            SECTION 4.2.  INDEMNIFICATION AND EXPENSES OF THE TRUSTEES.

            The Debenture Issuer agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

                                   ARTICLE 5.

                            COMMON SECURITIES HOLDER

            SECTION 5.1.  SPONSOR'S PURCHASE OF COMMON SECURITIES.

            On the Closing Date the Sponsor will acquire Common Securities in an amount at least equal to 3% of the capital of the Trust, at the same time as the Capital Securities are sold. The aggregate stated liquidation amount of Common Securities outstanding at any time shall be not less than 3% of the capital of the Trust.

            SECTION 5.2.  COVENANTS OF THE COMMON SECURITIES HOLDER.

            For so long as the Capital Securities and the Common Securities remain outstanding, the Common Securities Holder covenants (i) to maintain, directly or indirectly, 100% ownership of the Common Securities, PROVIDED, HOWEVER, that any permitted successor of the Guarantor under the Debt Guarantee may succeed to the Sponsor's ownership of such Common Securities, (ii) to timely perform its duties as sponsor of the Trust, (iii) to use its reasonable efforts to cause the Trust (A) to remain a business trust classified as a grantor trust except in connection with the distribution of the Debentures and Debt Guarantee to the Holders of the Capital Securities and the Common Securities in liquidation of the Trust, the redemption of all Capital Securities and Common Securities of the Trust or certain mergers, consolidations or amalgamations, each as permitted by this Declaration, and (B) to continue not to be treated as an association taxable as a corporation for United States federal income tax purposes and (iv) to use its reasonable efforts to cause each Holder of Capital Securities and Common Securities to be treated as owning an undivided beneficial interest in the Debentures and Debt Guarantee.

                                   ARTICLE 6.

                                    TRUSTEES

            SECTION 6.1.  NUMBER OF TRUSTEES.

            The number of Trustees initially shall be five, and:

            (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting provided that, if the Property Trustee does not also act as Delaware Trustee, the number of Trustees shall be at least three (3); and provided further that (1) the Delaware Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law; (2) at least one Regular Trustee is an employee or officer of, or is affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements.

            SECTION 6.2.  DELAWARE TRUSTEE; ELIGIBILITY.

            If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

            (a)   a natural person who is a resident of the State of Delaware;
or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and
Section 3.11 shall have no application.

            SECTION 6.3.  PROPERTY TRUSTEE; ELIGIBILITY.

            (a) There shall at all times be one Trustee which shall act as Property Trustee which shall:

                  (i)   not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published; and

                  (iii) if the Trust is excluded from the definition of an
                        Investment Company solely by means of Rule 3a-7 and to the extent Rule 3a-7 requires a Trust having certain qualifications to hold title to the "eligible assets" (as defined in Rule 3a-7) of the Trust, the Property Trustee shall possess those qualifications.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            (d) The Indenture, the Debentures, the Debt Guarantee and the Trust Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

            SECTION 6.4. QUALIFICATIONS OF REGULAR TRUSTEES AND DELAWARE TRUSTEE GENERALLY.

            Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

            SECTION 6.5.  INITIAL REGULAR TRUSTEES.

            The initial Regular Trustees shall be:

            Eric P. Sieracki, Sandor E. Samuels and Thomas Keith McLaughlin, the business address of each of whom is 4500 Park Granada, Calabasas, California 91302.

            SECTION 6.6.  APPOINTMENT, REMOVAL AND RESIGNATION OF TRUSTEES.

            (a) Subject to Section 6.6(b), Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

            (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 6.2 and
6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

            (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                        a. until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                        b. until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

            (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

            (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            SECTION 6.7.  VACANCIES AMONG TRUSTEES.

            If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

            SECTION 6.8.  EFFECT OF VACANCIES.

            The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 6.6, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

            SECTION 6.9.  MEETINGS.

            If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Regular Trustees may be taken at a meeting by vote of a majority of the Regular Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

            SECTION 6.10. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

            Any corporation into which the Property Trustee, the Delaware Trustee or any Regular Trustee that is not a natural person, may be merged or converted or with such Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee, shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

            SECTION 6.11.  DELEGATION OF POWER.

            The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                                   ARTICLE 7.

                                 THE SECURITIES

            SECTION 7.1.  GENERAL PROVISIONS REGARDING SECURITIES.

            (a) The Regular Trustees shall on behalf of the Trust issue a class of capital securities representing undivided beneficial ownership interests in the assets of the Trust (the "Transfer Restricted Securities"), a class of capital securities to be issued only in exchange for the Transfer Restricted Securities (the "New Capital Securities," and, together with the Transfer Restricted Securities, the "Capital Securities"), and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust (the "Common Securities").

                  (i) Capital Securities. The Capital Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $200,000,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Capital Security. The Transfer Restricted Capital Securities are hereby designated for identification purposes only as the 8.05% Subordinated Capital Income Securities, Series A, of the Trust and the New Capital Securities are hereby designated for identification purposes only as the 8.05% Subordinated Capital Income Securities, Series B, of the Trust. The Transfer Restricted Capital Security Certificates and the New Capital Security Certificates evidencing the Capital Securities, respectively, shall be substantially in the form of Exhibits A and B to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any securities exchange on which the Capital Securities are listed or quoted.

                  (ii) Common Securities. The Common Securities of the Trust have an aggregate liquidation amount with respect to the assets of the Trust of $6,200,000 and a liquidation amount with respect to the assets of the Trust of $1,000 per Common Security. The Common Securities are hereby designated for purposes of identification only as the Common Securities of the Trust. The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit C to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

            (b) Payment of Distributions on, and amounts payable on liquidation, redemption or otherwise with respect to, the Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Securities; provided, however, that if on any Distribution Date or redemption date an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Capital Securities for all distribution periods terminating on or prior thereto, or in the case of the Redemption Price the full amount of such Redemption Price on all of the outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Redemption Price of, the Capital Securities then due and payable. The Trust shall issue no securities or other interests in the assets of the Trust other than the Capital Securities and the Common Securities.

            (c) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case a Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

            A Capital Security Certificate shall not be valid until authenticated by the manual signature of an Authorized Officer of the Property Trustee. Such signature shall be conclusive evidence that the Capital Security Certificate has been authenticated under this Declaration.

            Upon a written order of the Trust signed by one Regular Trustee, the Property Trustee shall authenticate the Capital Security Certificates for original issue. The aggregate number of Capital Securities outstanding at any time shall not exceed the liquidation amount set forth in Section 7.1(a)(i).

            The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Capital Security Certificates. An authenticating agent may authenticate Capital Security Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

            (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable beneficial ownership interests in the assets of the Trust.

            (f) Every Person, by virtue of having become a Holder or a Capital Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Trust Guarantee, the Debt Guarantee, the Indenture and the Debentures.

            (g) The holders of the Securities shall have no preemptive rights.

            SECTION 7.2.  DISTRIBUTIONS.

            (a) Holders of Securities shall be entitled to receive cumulative cash distributions (the "Distributions") at a rate per annum equal to 8.05% of the stated liquidation amount of $1,000 per Security (the "Distribution Rate").

            At all times, the Distribution Rate, the Distribution Dates and other payment dates for the Securities will correspond to the interest rate, interest payment dates and payment dates on the Debentures.

            (b) (i) Distributions will be payable semi-annually, in arrears, on June 15 and December 15 of each year, commencing December 15, 1997, and upon redemption, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Trust has funds available for the payment of such Distributions in the Property Account. The amount of distributions payable for any semi-annual distribution period shall be computed (i) for any full 180-day semi-annual distribution period, on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full 180-day semi-annual distribution period for which Distributions are computed, on the basis of the actual number of days elapsed in such 180-day semi-annual period (assuming each full month elapsed in such period consists of 30 days). Subject to Section 7.1(b), Distributions shall be made on the Capital Securities and the Common Securities on a Pro Rata basis.

            (c) Distributions on the Securities (other than on a redemption date) shall be payable to the Holders thereof as they appear on the Security Register as of the close of business on the relevant record dates. While the Capital Securities are represented by one or more Global Securities, the relevant record dates will be the close of business on the Business Day prior to the relevant Distribution Dates, unless otherwise provided in this Declaration or unless a different regular record date is established or provided for the corresponding interest payment date on the Debentures. The relevant record dates for the Common Securities shall be the same as for the Capital Securities. If the Capital Securities shall not continue to remain represented by one or more Global Securities, the relevant record dates for the Capital Securities shall be selected by the Regular Trustees and shall be at least one Business Day prior to the relevant payment dates. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures or the Guarantor having failed to make a payment under the Debt Guarantee, in each case when due (taking into account any Extension Period) ("Defaulted Distributions"), shall cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such Defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with Sections 7.2(d) and 7.2(e). In the event that any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distributions payable on such date will be made on the next succeeding day that is a Business Day (and without any additional Distributions or other payments in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable (each date on which Distributions are payable in accordance with the foregoing, a "Distribution Date"). Applicable Distributions on the Securities will be deferred by the Trust during any Extension Period. Distributions that are not paid on the applicable Distribution Date (including Distributions deferred during any Extension Period) will accumulate and compound semi-annually at the rate of 8.05% per annum, to the extent permitted by applicable law.

            (d) The Regular Trustees may elect to make payment of any Defaulted Distributions to the Persons in whose names the Securities are registered at the close of business on a special record date for the payment of such Defaulted Distributions (a "Special Record Date"), which shall be fixed in the following manner. The Regular Trustees shall notify the Property Trustee in writing of the amount of Defaulted Distributions proposed to be paid on each Security and the date of the proposed payment (based upon the proposed amounts and dates of payment of correlative payments with respect to the Debentures held by the Property Trustee), such amount when received to be held in trust in the Property Account Persons entitled to such Defaulted Distributions as in this Section 7.2(d) provided. Thereupon the Property Trustee shall fix a Special Record Date for the payment of such Defaulted Distributions which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Property Trustee of the notice of the proposed payment. The Property Trustee shall promptly notify the Regular Trustees and the Debenture Issuer of such Special Record Date and, at the expense of the Debenture Issuer, shall cause notice of the proposed payment of such Defaulted Distributions and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Distributions and the Special Record Date therefor having been so mailed, such Defaulted Distributions, to the extent funds are then available therefor in the Property Account, shall be paid to the Persons in whose names the Securities are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following paragraph (e).

            (e) The Regular Trustees may cause payment of any Defaulted Distributions to be made in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and, if so listed, upon such notice as may be required by such exchange, if, after notice given by the Regular Trustees to the Property Trustee of the proposed payment pursuant to this Section 7.2(e), such manner of payment shall be deemed practicable by the Property Trustee.

            (f) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Securities.

            SECTION 7.3.  REDEMPTION OF SECURITIES.

            (a) Upon the repayment or redemption of the Debentures held by the Trust, whether at the stated maturity of the Debentures or upon earlier redemption as provided in the Indenture, the proceeds from such repayment or redemption will be simultaneously applied Pro Rata (subject to Section 7.1(b)) to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at the Redemption Price. The Debentures are not redeemable at the option of the Debenture Issuer, other than in certain circumstances following a Special Event as described in Section 7.3(c). Holders shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with Section 7.4 below.

            (b) On the date fixed for any distribution of Debentures, upon dissolution of the Trust, (i) the Securities will no longer be deemed to be outstanding and (ii) Certificates representing Securities will be deemed to represent the Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid interest equal to accrued and unpaid Distributions on, such Securities until such Certificates are presented to the Sponsor or its agent for transfer or reissuance.

            (c) If, at any time, a Special Event shall have occurred and be continuing, the Regular Trustees may, within 90 days following the occurrence of such Special Event, elect to dissolve the Trust upon not less than 30 nor more than 60 days' notice and, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause the Debentures and the Debt Guarantee to be distributed to the holders of the Trust Securities in liquidation of the Trust. If an Investment Company Event shall have occurred and be continuing, the Debenture Issuer has the option to redeem the Debentures, in whole but not in part (and thereby cause a mandatory redemption of the Securities), at any time within 90 days following the occurrence of such Investment Company Event at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption. In addition, if a Tax Event shall have occurred and be continuing and in the opinion of counsel, rendered by a law firm having a recognized national tax practice, there would in all cases, after effecting the dissolution of the Trust and the distribution of the Debentures and the Debt Guarantee to the holders of the Securities in exchange therefor upon liquidation of the Trust, be more than an insubstantial risk that the Tax Event would continue to exist, then the Debenture Issuer will have the right (a) to shorten the stated maturity of the Debentures to a date not earlier than December 15, 2011 such that, in the opinion of such counsel, after advancing the stated maturity of the Debentures, interest paid on the Debentures will be deductible by the Debenture Issuer for United States federal income tax purposes or (b) to redeem the Debentures, in whole but not in part (and thereby cause a mandatory redemption of the Securities), at any time within 90 days following the occurrence of a Tax Event at a redemption price equal to 100% of the aggregate principal amount thereof, plus accrued and unpaid interest to the date of redemption.

            SECTION 7.4.  REDEMPTION PROCEDURES.

            (a) Notice of any redemption of Debentures, or notice of the distribution of Debentures by the Trust in exchange for the Securities (either, a "Redemption/Distribution Notice"), will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged at least 30 days but not more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 7.4(a), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the Security Register. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (b) Subject to the Trust's fulfillment of the notice requirements set forth in Section 7.4(a) above, if Securities are to be redeemed, then (i) with respect to Capital Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date, provided the Debenture Issuer or the Guarantor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Depositary or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price for all the Capital Securities held by the Depositary and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Capital Securities and (ii) with respect to Capital Securities not represented by one or more Global Securities, provided the Debenture Issuer or the Guarantor has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Trust will irrevocably deposit with the Paying Agent for such Capital Securities funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their certificates evidencing the Capital Securities and, upon such surrender, the Paying Agent shall pay the applicable Redemption Price to such Holders by check mailed to their respective addresses appearing on the Security Register on the redemption date. In the event any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable. If payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Guarantor pursuant to the Trust Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. Upon satisfaction of the foregoing conditions, then immediately prior to the close of business on the date of such deposit or payment, Distributions will cease to accrue on the Securities called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Securities will cease to be outstanding.

            Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been called for redemption.

            (c) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries (including the Debenture Issuer) may at any time and from time to time purchase outstanding Capital Securities by tender, in the open market or by private agreement.

            SECTION 7.5.  VOTING RIGHTS OF CAPITAL SECURITIES.

            (a) Except as provided under Section 11.1 and this Article 7 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Capital Securities shall have no voting rights.

            (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in Section 7.5(d) below, the Holders of a Majority in Liquidation Amount of the Capital Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures and the Debt Guarantee, to (i) exercise the remedies available to it under the Indenture and the Debt Guarantee, (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required or (iii) waive any past default and its consequences that is waivable under Section 7.13 of the Indenture; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate liquidation amount of the Capital Securities may direct the Property Trustee to declare the principal of and interest on the Debentures due and payable; provided, further, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Capital Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent to take such action.

            (c) If the Property Trustee fails to enforce its rights under the Debentures or the Debt Guarantee after Holders of a Majority in Liquidation Amount of Capital Securities have so directed the Property Trustee, a Holder of Capital Securities may institute a legal proceeding directly against the Debenture Issuer or the Guarantor, respectively, to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due on the Debentures on the date such interest, principal or other payment is otherwise payable (including any redemption date) and the Guarantor does not make such payments, to the extent required, under the Debt Guarantee, then a Holder of Capital Securities may directly institute a Direct Action against the Debenture Issuer or the Guarantor, respectively, on or after the respective due date specified in the Debentures.

            (d) The Property Trustee shall notify all Holders of the Capital Securities of any notice of any Indenture Event of Default which it receives from the Debenture Issuer with respect to the Debentures. Such notice shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.5(b)(i) through 7.5(b)(iii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes, as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures and the Debt Guarantee.

            (e) In the event the consent of the Property Trustee, as the holder of the Debentures, is required under the Indenture with respect to any amendment or modification of the Indenture, the Property Trustee shall request the direction of the Holders of the Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Securities unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Trust will not be classified as other than a grantor trust for United States federal income tax purposes, as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

            (f) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

            (g) Any required approval or direction of Holders of Capital Securities may be given at a separate meeting of Holders of Capital Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees shall cause a notice of any meeting at which Holders of Capital Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Capital Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

            (h) No vote or consent of the Holders of Capital Securities shall be required for the Trust to redeem and cancel Capital Securities or distribute Debentures in accordance with the Declaration.

            (i) Notwithstanding that Holders of Capital Securities are entitled to vote or consent under any of the circumstances described above, any of the Securities that are owned at such time by the Guarantor, the Trustees or any Affiliate of the Guarantor or any Trustees, shall, for purposes of such vote or consent, be treated as if such Securities were not outstanding.

            (j) Holders of the Capital Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holder.

            SECTION 7.6.  VOTING RIGHTS OF COMMON SECURITIES.

            (a) Except as provided under Section 6.1(b), this Section 7.6 or
Section 11.1 or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or provided by the Declaration, the Holders of the Common Securities shall have no voting rights.

            (b) The Holders of the Common Securities shall be entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

            (c) Subject to Section 2.6 and only after all Trust Enforcement Events with respect to the Capital Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this Section 7.6(c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as holder of the Debentures and the Debt Guarantee, to (i) exercise the remedies available to it under the Indenture and the Debt Guarantee or (ii) consent to any amendment or modification of the Indenture or the Debentures where such consent shall be required; provided, however, that where a consent or action under the Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of the aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in clause 7.6(c)(i) or 7.6(c)(ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Debentures.

            (d) If the Property Trustee fails to enforce its rights under the Debentures after Holders of a Majority in Liquidation Amount of the Common Securities have so directed the Property Trustee as provided in Section 7.6(c), a Holder of Common Securities may directly institute a legal proceeding directly against the Debenture Issuer or the Guarantor, respectively, to enforce the Property Trustee's rights under the Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Indenture and the Guarantor does not make such payments, to the extent required, under the Debt Guarantee, then a Holder of Common Securities may directly institute a Direct Action against the Debenture Issuer or the Guarantor, respectively, on or after the respective due date specified in the Debentures.

            (e) A waiver of an Indenture Event of Default with respect to the Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

            (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Trust Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and
(iii) instructions for the delivery of proxies or consents.

            (g) No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute Debentures in accordance with the Declaration.

            SECTION 7.7.  PAYING AGENT.

            In the event that any Capital Securities are not in book-entry only form, the Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Capital Securities may be presented for payment (the "Paying Agent"). The Trust may appoint the Paying Agent and may appoint one or more additional paying agents in such other locations as it shall determine. The term "Paying Agent" includes any additional paying agent. The Trust may change any Paying Agent without prior notice to the Holders. The Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration. If the Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Trust or any of its Affiliates may act as Paying Agent. The Property Trustee shall initially act as Paying Agent for the Capital Securities and the Common Securities. In the event the Property Trustee shall no longer be the Paying Agent, the Regular Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Regular Trustees and the Guarantor) to act as Paying Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Guarantor.

            SECTION 7.8.  TRANSFER OF SECURITIES.

            (a) The Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Securities and of transfers of Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

            (b) Upon surrender for registration of transfer of any Security at an office or agency of the Trust designated for such purpose, the Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

            (c) At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Trust shall execute, and the Property Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

            (d) Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trust and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            (e) No service charge shall be made for any registration of transfer or exchange of Securities, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities.

            SECTION 7.9.  MUTILATED, DESTROYED, LOST OR STOLEN CERTIFICATES.

            If:

            (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

            (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, any Regular Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this
Section 7.9, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section 7.9 shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 7.10.  DEEMED SECURITY HOLDERS.

            The Trustees may treat the Person in whose name any Certificate shall be registered on the Security Register of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

            SECTION 7.11.  GLOBAL SECURITIES.

            The Transfer Restricted Securities shall be, and the New Capital Securities may be, issued as Global Securities; if Capital Securities are to be issued in the form of one or more Global Securities, then the Trust shall execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Capital Securities to be issued in the form of Global Securities and not yet canceled, (ii) shall be registered in the name of the Depositary for such Global Security or Global Securities or the nominee of such Depositary, and (iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

            "This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Capital Security Certificate is presented by an authorized representative of the Depositary to Countrywide Capital III or its agent for registration of transfer, exchange or payment, and any Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

            Capital Securities not represented by a Global Security issued in exchange for all or a part of a Global Security pursuant to this Section 7.11 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect Participants or otherwise, shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such Capital Securities not represented by a Global Security to the persons in whose names such definitive Capital Securities are so registered.

            At such time as all interests in Global Securities have been redeemed, repurchased or canceled, such Global Securities shall be, upon receipt thereof, canceled by the Property Trustee in accordance with standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is exchanged for Capital Securities not represented by a Global Security, redeemed, canceled or transferred to a transferee who receives Capital Securities not represented by a Global Security therefor or any Capital Security not represented by a Global Security is exchanged or transferred for part of a Global Security, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

            The Trust and the Property Trustee may for all purposes, including the making of payments due on the Capital Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of the owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and depository participants or Euroclear and Cedel; provided, that no such agreement shall give any rights to any Person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as Holder of Capital Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Capital Securities in excess of those held in the name of the Depositary or its nominee.

            If at any time the Depositary for any Capital Securities represented by one or more Global Securities notifies the Trust that it is unwilling or unable to continue as Depositary for such Capital Securities or if at any time the Depositary for such Capital Securities shall no longer be eligible under this Section 7.11, the Trust shall appoint a successor Depositary with respect to such Capital Securities. If a successor Depositary for such Capital Securities is not appointed by the Trust within 90 days after the Trust receives such notice or becomes aware of such ineligibility, the Trust's election that such Capital Securities be represented by one or more Global Securities shall no longer be effective and the Trust shall execute, and the Property Trustee will authenticate and deliver, Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the aggregate liquidation amount of the Global Security or Global Securities representing such Capital Securities in exchange for such Global Security or Capital Securities.

            The Trust may at any time and in its sole discretion determine that the Capital Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Global Securities. In such event the Trust shall execute, and the Property Trustee, shall authenticate and deliver, Capital Securities in definitive registered form, in any authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Global Securities representing such Capital Securities, in exchange for such Global Security or Global Securities.

            Notwithstanding any other provisions of this Declaration (other than the provisions set forth in Section 7.8), Global Securities may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            Interests of beneficial owners in a Global Security may be transferred or exchanged for Capital Securities not represented by a Global Security and Capital Securities not represented by a Global Security may be transferred or exchanged for Global Securities in accordance with rules of the Depositary and the provisions of Section 7.13.

            Any Capital Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Depositary or by the National Association of Securities Dealers, Inc. in order for the Capital Securities to be tradable on the PORTAL Market or as may be required for the Capital Securities to be tradable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with Regulation S or with the rules and regulations of any securities exchange upon which the Capital Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Capital Securities are subject.

            SECTION 7.12.  RESTRICTIVE LEGEND.

            (a) Each Global Security and Capital Security not represented by a Global Security that constitutes a Restricted Security shall bear the following legend (the "Private Placement Legend") on the face thereof until two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Capital Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), unless otherwise agreed by the Trust and the Holder thereof:

            "THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, REPRESENTS, ACKNOWLEDGES AND AGREES FOR THE BENEFIT OF THE ISSUER OF THIS SECURITY THAT: (I) IT HAS ACQUIRED A "RESTRICTED" SECURITY WHICH HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT; (II) IT WILL NOT OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE LATER OF THE DATE WHICH IS TWO YEARS AFTER THE DATE OF ORIGINAL ISSUANCE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF SUCH RESTRICTED SECURITIES (OR ANY PREDECESSOR) EXCEPT (A) TO COUNTRYWIDE HOME LOANS, INC., (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A,
      (D) OUTSIDE THE UNITED STATES IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION; AND (III) IT WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THIS SECURITY OF THE RESALE RESTRICTIONS SET FORTH IN (II) ABOVE. ANY OFFER, SALE OR OTHER DISPOSITION PURSUANT TO THE FOREGOING CLAUSES
      (II)(D) AND (E) IS SUBJECT TO THE RIGHT OF THE ISSUER AND THE PROPERTY TRUSTEE FOR SUCH SECURITY TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS OR OTHER INFORMATION ACCEPTABLE TO THEM IN FORM AND SUBSTANCE."

            Any Capital Security (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms may, upon satisfaction of the requirements of
Section 7.12(b) and surrender of such Capital Security for exchange to the Security Registrar in accordance with the provisions of Section 7.12(b), be exchanged for a new Capital Security or Capital Securities, of like tenor and aggregate liquidation amount, which shall not bear the restrictive legend required by this Section 7.12(a).

            (a) Upon any sale or transfer of any Restricted Security (including any interest in a Global Security) (i) that is effected pursuant to an effective registration statement under the Securities Act or (ii) in connection with which the Property Trustee receives certificates and other information (including an opinion of counsel, if requested) reasonably acceptable to the Sponsor and the Property Trustee to the effect that such security will no longer be subject to the resale restrictions under federal and state securities laws, then (A) in the case of a Restricted Security in definitive form, the Security Registrar shall permit the holder thereof to exchange such Restricted Security for a security that does not bear the legend set forth in Section 7.12(a), and shall rescind any such restrictions on transfer and (B) in the case of Restricted Securities represented by a Global Security, such Capital Securities shall no longer be subject to the restrictions contained in the legend set forth in Section 7.12(a) (but still subject to the other provisions hereof). In addition, any Capital Security (or security issued in exchange or substitution therefor) as to which the restrictions on transfer described in the legend set forth in Section 7.12(a) have expired by their terms, may, upon surrender thereof (in accordance with terms of this Declaration) together with such certifications and other information (including an opinion of counsel having substantial experience in practice under the Securities Act and otherwise reasonably acceptable to the Sponsor, addressed to the Sponsor and the Property Trustee and in form acceptable to the Sponsor, to the effect that the transfer of such Restricted Security has been made in compliance with Rule 144 or such successor provision) acceptable to the Sponsor and the Property Trustee as either of them may reasonably require, be exchanged for a new Capital Security or Capital Securities of like tenor and aggregate liquidation amount, which shall not bear the restrictive legends set forth in Section 7.12(a).

            SECTION 7.13.  SPECIAL TRANSFER PROVISIONS.

            (a) At any time at the request of the Beneficial Owner of a Capital Security in global form, such Beneficial Owner shall be entitled to obtain a definitive Capital Security upon written request to the Property Trustee in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee for the issuance thereof. Any transfer of a beneficial interest in a Capital Security in global form which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a definitive Capital Security or Securities registered in the name of the transferee (or its nominee) on the books maintained by the Security Registrar. With respect to any such transfer, the Property Trustee shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee, the aggregate liquidation amount of the Global Security to be reduced and, following such reduction, the Property Trustee shall cause definitive Capital Securities in the appropriate aggregate liquidation amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Declaration to be delivered. In connection with any such transfer, the Property Trustee may request such representations and agreements relating to the restrictions on transfer of such Capital Securities from such transferee (or such transferee's nominee) as the Property Trustee may reasonably require.

            (b) So long as the Capital Securities are eligible to be held as Global Securities, or unless otherwise required by law, upon any transfer of a definitive Capital Security to a QIB in accordance with Rule 144A, unless otherwise requested by the transferor, and upon receipt of the definitive Capital Security being so transferred, together with a certification from the transferor that the transferor reasonably believes the transferee is a QIB (or other evidence satisfactory to the Property Trustee), the Property Trustee shall make an endorsement on the Restricted Global Security to reflect an increase in the aggregate liquidation amount of the Restricted Global Security, and the Property Trustee shall cancel such definitive Capital Security and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustees, the aggregate liquidation amount of Capital Securities represented by the Restricted Global Security to be increased accordingly.

            (c) So long as the Capital Securities are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a definitive Capital Security in accordance with Regulation S, if requested by the transferor, and upon receipt of the definitive Capital Security or Capital Securities being so transferred, together with a certification from the transferor that the transfer was made in accordance with Rule 903 or 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Property Trustee), the Property Trustee shall make an endorsement on the Regulation S Global Security to reflect an increase in the aggregate liquidation amount of the Capital Securities represented by the Regulation S Global Security, the Property Trustee shall cancel such definitive Capital Security or Capital Securities and cause, in accordance with the standing instructions and procedures existing between the Depositary and the Property Trustee, the aggregate liquidation amount of Capital Securities represented by the Regulation S Global Security to be increased accordingly.

            (d) If a holder of a beneficial interest in the Restricted Global Security wishes at any time to exchange its interest in the Restricted Global Security for an interest in the Regulation S Global Security, or to transfer its interest in the Restricted Global Security to a Person who wishes to take delivery thereof in the form of an interest in the Regulation S Global Security, such holder may, subject to the rules and procedures of the Depositary and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Regulation S Global Security. Upon receipt by the Property Trustee, as transfer agent of (1) instructions given in accordance with the Depositary's procedures from or on behalf of a holder of a beneficial interest in the Restricted Global Security, directing the Property Trustee (via
DWAC), as transfer agent, to credit or cause to be credited a beneficial interest in the Regulation S Global Security in an amount equal to the beneficial interest in the Restricted Global Security to be exchanged or transferred, (2) a written order given in accordance with the Depositary's procedures containing information regarding the Euroclear or Cedel account to be credited with such increase and the name of such account and (3) a certificate given by the holder of such beneficial interest stating that the exchange or transfer of such interest has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S or Rule 144 under the Securities Act (or other evidence satisfactory to the Property Trustee), the Property Trustee, as transfer agent, shall promptly deliver appropriate instructions to the Depositary (via DWAC), its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred from the relevant participant, and the Property Trustee, as transfer agent, shall promptly deliver appropriate instructions (via DWAC) to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the aggregate liquidation amount of such Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Restricted Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (who may be Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear or Cedel, or both, as the case may be, acting for and on behalf of them) a beneficial interest in such Regulation S Global Security equal to the reduction in the aggregate liquidation amount of such Restricted Global Security.

            (e) If a holder of a beneficial interest in the Regulation S Global Security wishes at any time to exchange its interest in the Regulation S Global Security for an interest in the Restricted Global Security, or to transfer its interest in the Regulation S Global Security to a Person who wishes to take delivery thereof in the form of an interest in the Restricted Global Security, such holder may, subject to the rules and procedures of Euroclear or Cedel and the Depositary, as the case may be, and to the requirements set forth in the following sentence, exchange or cause the exchange or transfer or cause the transfer of such interest for an equivalent beneficial interest in the Restricted Global Security. Upon receipt by the Property Trustee, as transfer agent of (l) instructions given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, from or on behalf of a beneficial owner of an interest in the Regulation S Global Security directing the Property Trustee, as transfer agent, to credit or cause to be credited a beneficial interest in the Restricted Global Security in an amount equal to the beneficial interest in the Regulation S Global Security to be exchanged or transferred, (2) a written order given in accordance with the procedures of Euroclear or Cedel and the Depositary, as the case may be, containing information regarding the account with the Depositary to be credited with such increase and the name of such account and (3) prior to the expiration of the Restricted Period, a certificate given by the holder of such beneficial interest and stating that the person transferring such interest in such Regulation S Global Security reasonably believes that the person acquiring such interest in the Restricted Global Security is a QIB and is obtaining such beneficial interest in a transaction meeting the requirements of Rule 144A and any applicable securities laws of any State of the United States or any other jurisdiction (or other evidence satisfactory to the Property Trustee), the Property Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, to reduce or reflect on its records a reduction of the Regulation S Global Security by the aggregate liquidation amount of the beneficial interest in such Regulation S Global Security to be exchanged or transferred, and the Property Trustee, as transfer agent, shall promptly deliver (via DWAC) appropriate instructions to the Depositary, its nominee, or the custodian for the Depositary, as the case may be, concurrently with such reduction, to increase or reflect on its records an increase of the liquidation amount of the Restricted Global Security by the aggregate liquidation amount of the beneficial interest in the Regulation S Global Security to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security equal to the reduction in the aggregate liquidation amount of the Regulation S Global Security. After the expiration of the Restricted Period, the certification requirement set forth in clause (3) of the second sentence of this Section 7.13(e) will no longer apply to such exchanges and transfers.

            (f) Any beneficial interest in one of the Global Securities that is transferred to a Person who takes delivery in the form of an interest in the other Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in the other Global Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

            (g) Prior to or on the 40th day after the later of the commencement of the offering of the Capital Securities and the Closing Date (the "Restricted Period"), beneficial interests in a Regulation S Global Security may only be held through Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear or Cedel or another agent member of Euroclear and Cedel acting for and on behalf of them, unless delivery is made through the Restricted Global Security in accordance with the certification requirements hereof. During the Restricted Period, interests in the Regulation S Global Security, may be exchanged for interests in the Restricted Global Security or for definitive Securities only in accordance with the certification requirements described above.

            (h) Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan unless Capital Securities are acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38") regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acquisition of Capital Securities by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of such Capital Securities, and (ii) none of Countrywide Home Loans, Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Debentures.

                                   ARTICLE 8.

                      DISSOLUTION AND TERMINATION OF TRUST

            SECTION 8.1.  DISSOLUTION AND TERMINATION OF TRUST.

            (a) The Trust shall dissolve upon the earliest of:

                  (i)   the bankruptcy of the Sponsor or the Debenture
                        Issuer;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; and the revocation of the charter of the Sponsor or the Debenture Issuer and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the entry of a decree of judicial dissolution of the
                        Sponsor, the Debenture Issuer or the Trust;

                  (iv) the time when all of the Securities shall have been called for redemption and the amounts then due thereon shall have been paid to the Holders thereof in accordance with the terms of the Securities;

                  (v) upon the election of the Regular Trustees, following the occurrence and continuation of a Special Event pursuant to which the Trust is dissolved in accordance with the terms of the Securities, and all of the Debentures and the Debt Guarantee are distributed to the Holders of the Securities in exchange for all of the Securities; or

                  (vi) the time when all of the Regular Trustees and the Sponsor shall have consented to termination of the Trust provided such action is taken before the issuance of any Securities.

            (b) In addition to the provisions of Section 8.1(a), the Sponsor shall have the right, at any time, to dissolve the Trust and, after causing payment or reasonable provision for payment to be made with respect to all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, cause the Debentures and the Debt Guarantee to be distributed to the holders of the Trust Securities in liquidation of the Trust.

            (c) As soon as practicable following completion of any the winding up and liquidation of the Trust, the Trustees shall terminate the Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

            (d) The provisions of Section 3.9, Section 4.2 and Article 10 shall survive the termination of the Trust.

            SECTION 8.2.  LIQUIDATION DISTRIBUTION UPON DISSOLUTION OF THE
 TRUST.

            (a) In the event of any voluntary or involuntary dissolution, winding-up and liquidation of the Trust (each a "Liquidation"), the Holders of the Capital Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Trust available for distribution to Holders of Securities, after paying or making reasonable provision to pay all claims and obligations of the Trust in accordance with Section 3808(e) of the Business Trust Act, distributions in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $1,000 per Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Debentures in an aggregate stated principal amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the distribution rate of, and accrued and unpaid distributions equal to accumulated and unpaid distributions on, such Securities shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities.

            (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Capital Securities except that if an Indenture Event of Default has occurred and is continuing, the Capital Securities shall have a preference over the Common Securities with regard to such distributions.

                                   ARTICLE 9.

                           LIMITATION OF LIABILITY OF
               HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

            SECTION 9.1.  LIABILITY.

            (a) Except as expressly set forth in this Declaration and the terms of the Securities, the Sponsor:

                  (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) shall not be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

            (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, the Holder of the Common Securities shall be liable for all of the debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

            (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Capital Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            SECTION 9.2.  EXCULPATION.

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

            SECTION 9.3.  FIDUCIARY DUTY.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to an other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

            SECTION 9.4.  INDEMNIFICATION.

                  (a)   (i)   The Debenture Issuer shall indemnify, to the
                        full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that such Person is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding if he acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because such Person has met the applicable standard of conduct set forth in paragraphs
                        (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding, (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including attorneys' fees) reasonably incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that such Person is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such Person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe such Person's conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or the Common Security Holder reasonably determine that such Person deliberately breached such Person's duty to the Trust or its Common or Capital Security Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Capital Security Holders of the Trust or otherwise, both as to action in such Person's official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this
                        Section 9.4(a) shall not affect any rights or obligations then existing.

                  (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any Person who is or was a Debenture Issuer Indemnified Person against any liability asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not the Debenture Issuer would have the power to indemnify such Person against such liability under the provisions of this Section 9.4(a).

                  (vii) For purposes of this Section 9.4(a), references to "the
                        Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any Person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this
                        Section 9.4(a) with respect to the resulting or surviving entity as such Person would have with respect to such constituent entity if its separate existence had continued.

                  (viii)The indemnification and advancement of expenses
                        provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a Person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a Person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

            (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the satisfaction and discharge of this Declaration.

            SECTION 9.5.  OUTSIDE BUSINESSES.

            Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10.

                                   ACCOUNTING

            SECTION 10.1.  FISCAL YEAR.

            The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

            SECTION 10.2.  CERTAIN ACCOUNTING MATTERS.

            (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

            (b) The Regular Trustees shall cause to be prepared and delivered to each of the Holders of Capital Securities, such financial information, if any, as may be required by any national securities exchange or other organization on or through which the Capital Securities are listed or quoted.

            (c) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, an annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

            (d) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any State or local taxing authority.

            SECTION 10.3.  BANKING.

            The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

            SECTION 10.4.  WITHHOLDING.

            The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual distributions made, the Trust may reduce subsequent distributions by the amount of such withholding.

                                   ARTICLE 11.

                             AMENDMENTS AND MEETINGS

            SECTION 11.1.  AMENDMENTS.

            (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by the Sponsor and (i) the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees) and (ii) by the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and
(iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                        a. an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                        b. an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                        a. cause the Trust to be classified other than as a grantor trust for United States federal income tax purposes;

                        b. reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                        c. cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

            (c) At such time after the Trust has issued any Securities that remain outstanding, any amendment that would (i) adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise or (ii) result in the dissolution, winding-up or termination of the Trust other than pursuant to the terms of this Declaration, then the holders of the Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of at least a Majority in Liquidation Amount of the Securities affected thereby; provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Capital Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Securities. Notwithstanding the foregoing, however, no amendment of this Declaration shall impair or affect the right of any Holder of Securities to receive payment of Distributions and other payments upon redemption or otherwise on or after their respective due dates, or to institute suit for the enforcement of any such payment on or after such respective due dates without the consent of such Holder.

            (d) Section 7.5(c) and this Section 11.1 shall not be amended without the consent of all of the Holders of the Securities.

            (e) Article 5 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

            (f) The rights of the Holders of the Common Securities under Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

            (g) Notwithstanding Section 11.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i)   cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; or

                  (v) to modify, eliminate and add to any provision of this Declaration to ensure that the Trust will be classified as a grantor trust for U.S. federal income tax purposes at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that such modification, elimination or addition would not adversely affect in any material respect the rights, privileges or preferences of any Holder of the Securities.

            SECTION 11.2. MEETINGS OF THE HOLDERS OF SECURITIES; ACTION BY WRITTEN CONSENT.

            (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any securities exchange on which the Capital Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any securities exchange on which the Capital Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy.
                        Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any securities exchange on which the Capital Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.



                                   ARTICLE 12.

                       REPRESENTATIONS OF PROPERTY TRUSTEE

                              AND DELAWARE TRUSTEE

            SECTION 12.1.  REPRESENTATIONS AND WARRANTIES OF THE PROPERTY
 TRUSTEE.

            The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) the Property Trustee satisfies the requirements set forth in
Section 6.3(a);

            (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

            (e) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

            SECTION 12.2.  REPRESENTATIONS AND WARRANTIES OF THE DELAWARE
 TRUSTEE.

            The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) the Delaware Trustee satisfies the requirements set forth in
Section 6.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

            (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

            (c) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                   ARTICLE 13.

                                  MISCELLANEOUS

            SECTION 13.1.  NOTICES.

            All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

            (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities): Countrywide Capital III, c/o Countrywide Credit Industries, Inc., 4500 Park Granada, Calabasas, California 91302, Attention: Sandor E. Samuels.

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):

            (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities).

            (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust): 4500 Park Granada, Calabasas, California 91302,
Attention: Corporate Secretary.

            (e) if given to any other Holder, at the address set forth on the Security Register of the Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

            SECTION 13.2.  GOVERNING LAW.

            This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws of the State of Delaware or any other jurisdiction that would call for the application of the law of any jurisdiction other than the State of Delaware; provided, however, that there shall not be applicable to the Trust, the Trustees or this Declaration any provision of the laws (statutory or common) of the State of Delaware pertaining to trusts that relate to or regulate, in a manner inconsistent with the terms hereof (a) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges, (b) affirmative requirements to post bonds for trustees, officers, agents or employees of a trust, (c) the necessity for obtaining court or other governmental approval concerning the acquisition, holding or disposition of real or personal property, (d) fees or other sums payable to the trustees, officers, agents or employees of a trust, (e) the allocation of receipts and expenditures to income or principal, (f) restrictions or limitations on the permissible nature, amount or concentration of trust investments or requirements relating to the titling, storage or other manner of holding or investing trust assets or (g) the establishment of fiduciary or other standards of responsibility or limitations on the acts or powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of the Trustees as set forth or referenced in this Declaration. Section 3540 of Title 12 of the Delaware Code shall not apply to the Trust.

            SECTION 13.3.  INTENTION OF THE PARTIES.

            It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted in a manner consistent with such classification.

            SECTION 13.4.  HEADINGS.

            Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

            SECTION 13.5.  SUCCESSORS AND ASSIGNS.

            Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

            SECTION 13.6.  PARTIAL ENFORCEABILITY.

            If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

            SECTION 13.7.  COUNTERPARTS.

            This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

                              COUNTRYWIDE CREDIT INDUSTRIES, INC.,

                                as Sponsor and Common Securities Holder

                              By:    /S/ STANFORD L. KURLAND
                                  ----------------------------------
                                    Name:    Stanford L. Kurland
                                    Title:   Senior Managing Director

                              THE BANK OF NEW YORK,

                               as Property Trustee

                              By:  /S/ VIVIAN GEORGES
                                  ----------------------------------
                                    Name:    Vivian Georges
                                    Title:Assistant Vice President

                              THE BANK OF NEW YORK (Delaware),

                               as Delaware Trustee

                              By:   /S/ MARY JANE MORRISSEY
                                  ----------------------------------
                                     Name:  Mary Jane Morrissey
                                     Title: Authorized Signatory

                                    /S/ ERIC P. SIERACKI, AS REGULAR TRUSTEE
                                    -----------------------------------------
                                         Eric P. Sieracki, as Regular Trustee

                                    /S/ SANDOR E. SAMUELS
                                    -----------------------------------------
                                         Sandor E. Samuels, as Regular Trustee

                                    /S/ THOMAS KEITH MCLAUGHLIN
                                    -----------------------------------------
                                         Thomas Keith McLaughlin, as Regular
                                         Trustee


                                                                       EXHIBIT A

            This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depository to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Capital Security Certificate is presented by an authorized representative of the Depositary to Countrywide Capital III or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1                                  NUMBER OF CAPITAL
SECURITIES:
CUSIP NO.                                          $         LIQUIDATION AMOUNT
          --------                                  ---------

                  CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                             COUNTRYWIDE CAPITAL III

            8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES A

                   (LIQUIDATION AMOUNT $1,000 PER SECURITY)

            Countrywide Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co.
(the "Holder") is the registered owner of      securities of the Trust
representing undivided beneficial ownership interests in the assets of the Trust designated the 8.05% Subordinated Capital Income Securities, Series A (liquidation amount $1,000 per Security) (the "Capital Securities"). The Capital Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 4, 1997 (as the same may be amended from time to time (the "Declaration"), among Countrywide Credit Industries, Inc., a Delaware corporation, as Sponsor (the "Sponsor") Eric P. Sieracki, Sandor E. Samuels and Thomas Keith McLaughlin, as Regular Trustees, The Bank of New York, a New York banking corporation, as Property Trustee, and The Bank of New York (Delaware), a Delaware corporation, as Delaware Trustee, the terms of which are incorporated by reference herein. Capitalized terms used herein but not defined shall have the meaning given to them in the Declaration. The Holder is entitled to the benefits of the Trust Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Trust Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial ownership interests in the Debentures and the Debt Guarantee.

            Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan unless Capital Securities are acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38"), regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acceptance of this Certificate by any Person who is, or who in acquiring this Certificate is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of the Capital Securities represented by this Certificate, and (ii) none of Countrywide Home Loans Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Debentures.

            IN WITNESS WHEREOF, the Trust has executed this certificate this day
    of                  , 1997.

                                       COUNTRYWIDE CAPITAL III

                                       By:
                                          ----------------------------------
                                          Name:
                                          Title: Regular Trustee

            This is one of the Capital Securities referred to in the within-mentioned Declaration.

                                       THE BANK OF NEW YORK

Dated:                                  By:
      --------                            ----------------------------------
                                          Name:
                                          Title:



            In connection with any transfer of this Capital Security occurring prior to the date which is the earlier of (i) the date of the declaration by the Commission of the effectiveness of a registration statement under the Securities Act covering resales of this Capital Security (which effectiveness shall not have been suspended or terminated at the date of the transfer) and (ii) two years after the later of the date of original issue and the last date on which the Sponsor or any affiliate of the Sponsor was the owner of such Capital Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"), the undersigned confirms that it has not utilized any general solicitation or general advertising in connection with the transfer:

                                   [CHECK ONE]

(1)   [ ]   to Countrywide Home Loans, Inc. or a subsidiary thereof; or

(2)   [ ]   pursuant to and in compliance with Rule 144A under the Securities
            Act of 1933, as amended; or

(3)   [ ]   outside the United States to a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act of 1933, as amended; or

(4)   [ ]   pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933, as amended; or

(5)   [ ]   pursuant to an effective registration statement under the
            Securities Act of 1933, as amended; or

(6)   [ ]   pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.

Unless one of the boxes is checked, the Trustees will refuse to register any of the Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box (3), (4) or
(6) is checked, the Sponsor or the Trustees may require, prior to registering any such transfer of the Capital Securities, in its sole discretion, such written legal opinions, certifications (including an investment letter in the case of box (3)) and other information as the Trustees or the Sponsor has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended.

If none of the foregoing boxes is checked, the Trustees or Registrar shall not be obligated to register this Capital Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.8 of the Indenture shall have been satisfied.

Dated:                             Signed:
      --------                            ----------------------------------
                                           (Sign exactly as name appears on
                                           the other side of this Capital
                                           Security)

Signature Guarantee:

Note: Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

             TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Capital Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Sponsor as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

                                    NOTICE:   To be executed by an executive
                                     officer

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED

            The undersigned represents and warrants that it is purchasing this Capital Security outside the United States as a "foreign person" in compliance with Rule 904 of Regulation S under the Securities Act and is aware that the sale to it is being made in reliance on Regulation S.

Dated:

                                    NOTICE:   To be executed by an executive
                                     officer


                                                                       EXHIBIT B

            This Capital Security is a Global Security within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Capital Security Certificate is presented by an authorized representative of the Depositary to Countrywide Capital III or its agent for registration of transfer, exchange or payment, and any Capital Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

CERTIFICATE NO. 1                               NUMBER OF CAPITAL
SECURITIES:
CUSIP NO.                                       $      LIQUIDATION
          --------                               ------
AMOUNT

                  CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                             COUNTRYWIDE CAPITAL III

            8.05% SUBORDINATED CAPITAL INCOME SECURITIES, SERIES B

                   (LIQUIDATION AMOUNT $1,000 PER SECURITY)

            Countrywide Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co.
(the "Holder") is the registered owner of     securities of the Trust
representing undivided beneficial ownership interests in the assets of the Trust designated 8.05% Subordinated Capital Income the Securities, Series B (liquidation amount $1,000 per Security) (the "Capital Securities"). The Capital Securities are transferable on the register of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 4, 1997 (as the same may be amended from time to time (the "Declaration"), among Countrywide Credit Industries, Inc., as Sponsor (the "Sponsor"), Eric P. Sieracki, Sandor E. Samuels and Thomas Keith McLaughlin, as Regular Trustees, The Bank of New York, a New York banking corporation, as Property Trustee, and The Bank of New York (Delaware), a Delaware corporation, as Delaware Trustee, the terms of which are incorporated by reference herein. Capitalized terms used herein but not defined shall have the meaning given to them in the Declaration. The Holder is entitled to the benefits of the Trust Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration, the Trust Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Capital Securities as evidence of undivided indirect beneficial ownership interests in the Debentures and the Debt Guarantee.

            Capital Securities may not be acquired by any Person who is, or who in acquiring such Capital Securities is using the assets of, an ERISA Plan unless Capital Securities are acquired pursuant to and in accordance with an applicable exemption, including but not limited to: (i) Prohibited Transaction Class Exemption 90-1 ("PTE 90-1"), regarding investments by insurance company pooled separate accounts, (ii) Prohibited Transaction Class Exemption 91-38 ("PTE 91-38"), regarding investments by bank collective investment funds, (iii) Prohibited Transaction Class Exemption 84-14 ("PTE 84-14"), regarding transactions effected by qualified professional asset managers, (iv) Prohibited Transaction Class Exemption 96-23 ("PTE 96-23"), regarding transactions effected by in-house asset managers, or (v) Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), regarding investments by insurance company general accounts. The acceptance of this Certificate by any Person who is, or who in acquiring this Certificate is using the assets of, an ERISA Plan shall be deemed to constitute a representation by such Person to the Trust that (i) such Person is eligible for exemptive relief available pursuant to an applicable exemption, including but not limited to, PTE 90-1, PTE 91-38, PTE 84-14, PTE 96-23 or PTE 95-60 with respect to the acquisition and holding of the Capital Securities represented by this Certificate, and (ii) none of Countrywide Home Loans Inc., Countrywide Credit Industries, Inc., Countrywide Financial Services, Inc. or Countrywide Securities Corporation is a "fiduciary", within the meaning of Section 3(21) of ERISA and the regulations thereunder, with respect to such Person's interest in the Capital Securities or the Debentures.

            IN WITNESS WHEREOF, the Trust has executed this certificate this day
      of              ,     .

                                                COUNTRYWIDE CAPITAL III

                                                By:
                                                   ----------------------------
                                                   Name:
                                                   Title: Regular Trustee

            This is one of the Capital Securities referred to in the within-mentioned Declaration.

                                                THE BANK OF NEW YORK

Dated:                                          By:
        -----------                                ----------------------------
                                                   Name:
                                                   Title:


                                                                       EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NO. 1                         NUMBER OF COMMON SECURITIES:
                                                                      ---
                   CERTIFICATE EVIDENCING COMMON SECURITIES

                                       OF

                             COUNTRYWIDE CAPITAL III

                                COMMON SECURITIES

               (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)

            Countrywide Capital III, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Countrywide Credit Industries, Inc. (the "Holder") is the registered owner of common securities of the Trust representing an undivided beneficial ownership interest in the assets of the Trust designated the Common Securities (liquidation amount $1,000 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 4, 1997 (as the same may be amended from time to time, the "Declaration"), among Countrywide Credit Industries, Loans, Inc. a Delaware corporation, as Sponsor, Eric P. Sieracki, Sandor E. Samuels and Thomas Keith McLaughlin, as Regular Trustees, The Bank of New York, a New York banking corporation, as Property Trustee, and The Bank of New York (Delaware) a Delaware corporation, as Delaware Trustee, the terms of which are incorporated by reference herein. The Holder is entitled to the benefits of the Trust Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Trust Guarantee and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

            By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Debentures and the Debt Guarantee.

            IN WITNESS WHEREOF, the Trust has executed this certificate this
     day of        , 1997.
----        -------
                                    COUNTRYWIDE CAPITAL III

                                    By:
                                       ----------------------------------------
                                       Name:
                                       Title:  Regular Trustee





                                    EXHIBITS

Exhibit A   Form of Capital Security Certificate, Series A

Exhibit B   Form of Capital Security Certificate, Series B

Exhibit C   Form of Common Security Certificate

--------
* _____ This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.